BEHRINGERHARVARD
MID-TERM VALUE ENHANCEMENT FUND I LP

Behringer Harvard Mid-Term Value Enhancement Fund I LP

Estimated per Unit Valuation Update



Parkway Vista, *Plano*, TX



Robert S. Aisner
Chief Executive Officer and President
Behringer Harvard Advisors I LP



Samuel A. Gillespie
Chief Operating Officer
Behringer Harvard Advisors I LP

This presentation contains information regarding Behringer Harvard Mid-Term Value Enhancement Fund I LP ("The Fund") securities and the issuers thereof and must be read in conjunction with the Fund's filings with the Securities and Exchange Commission

404820
January 15, 2010

Forward-Looking Statements

This presentation contains forward-looking statements relating to the business and financial outlook of Behringer Harvard Mid-Term Value Enhancement Fund I LP that are based on our current expectations, estimates, forecasts, and projections and are not guarantees of future performance. Forward-looking statements can generally be identified by the use of forward-looking terminology, such as "may," "anticipate," "expect," "intend," "plan," "believe," "seek," "estimate," "would," "could," "should," and variations of these words and similar expressions. Actual results may differ materially from those expressed in these forward-looking statements, and you should not place undue reliance on any such statements.

Risks that could cause actual results to vary materially from those expressed in forward-looking statements include absence of a public market for these securities, limited transferability and lack of liquidity, no assurance that distributions will continue to be made or that any particular rate of distribution will be maintained, reliance on the partnership's general partner, payment of significant fees to the general partner and its affiliates, potential conflicts of interest, lack of diversification in property holdings, and risk that the limited partnership's operating results will be affected by economic and regulatory changes that have an adverse impact on our investments. These risks may impact the partnership's ability to make distributions.

Forward-looking statements in this presentation speak only as of the date on which such statements were made, and we undertake no obligation to update any such statements that may become untrue because of subsequent events. We claim the safe harbor protection for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Agenda

- Reasons for revised estimated valuation
- General economic overview
- Valuation methodology and new estimated per unit valuation
- Overview of real estate markets
- Management actions to preserve value


Air Systems Components, *Plano*, TX
ASC

BEHRINGERHARVARD
MID-TERM VALUE ENHANCEMENT FUND I LP

Reasons for Revised Valuation

- Required by partnership agreement
- General partner must provide an estimate of the amount a holder would receive if the Fund properties were sold at their fair market values as of December 31, 2009, and the proceeds from the sale of the properties (without reduction for selling expenses), together with other assets, were distributed in a liquidation of the Fund.


Raytheon Building, *Denver*, CO

Valuation Methodology and New Estimated per Share Valuation

- Based on value as if assets were sold today under current difficult economic conditions
- Partnership agreement stipulates use of an independent third-party advisor
- Robert A. Stanger & Co., Inc. hired as an expert advisor
- Received opinion from Robert A. Stanger & Co. that valuation is reasonable and was prepared in accordance with appropriate methods for valuing real estate
- Result is estimated valuation of $7.09 per unit
- Fund has continued to pay its 6% distribution
- Timetable for liquidation is from 2010 to 2013

BEHRINGERHARVARD
MID-TERM VALUE ENHANCEMENT FUND I LP

Real Estate Market Overview

- 2010 should demonstrate improvement over 2009 but office and hotel demand tepid
- Credit markets tight with exception of multifamily
- Portfolio has no real exposure to credit markets
- Recovery multi-staged and gradual
- Dallas economy relatively better than U.S. in general



Mid-Term Portfolio Composition


Air Systems Components 15%
Hopkins 11%
Parkway Vista 24%
Tucson Way 30%
2800 Mockingbird 20%

Proactive Management Actions

- Overall Portfolio is 96% leased
- Renewed lease at Hopkins property and pursuing opportunity of potential divestiture
- Recently concluded two new tenant leases at Parkway Vista
- Close to renewal of lease with Air Systems Component
- Marketing 2800 Mockingbird through local broker with inquiries for potential sale or lease
- Successfully challenged tax assessments resulting in property tax savings



Parkway Vista, ***Plano*****, TX**

Mid-Term Value Enhancement Fund I LP



Tucson Way



Parkway Vista Building


601

Hopkins Building



ASC Building


2800

2800 West Mockingbird Lane

BEHRINGERHARVARD
MID-TERM VALUE ENHANCEMENT FUND I LP